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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-01569, 333-13943, 333-20005, 333-24615,
333-64203, 333-65211, 333-67511 and 333-87905) and Form S-8 (File Nos.
333-02329, 333-13481, 333-65193, 333-65221, 333-65223, and 333-85549) of New
Plan Excel Realty Trust, Inc. of our report dated February 23, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

                                           /s/ PricewaterhouseCoopers LLP

New York, New York
March 13, 2001